SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2002

                          INDIAN VILLAGE BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

     Pennsylvania                     0-25971                    34-1891199
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(State or other)              (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



100 South Walnut Street, Gnadenhutten, Ohio                            44629
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313
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Item 5.  Other Events.

         On August 22, 2002, Indian Village Bancorp, Inc. issued a press release which announced that the 2002 Annual Meeting of Shareholders will be held on November 6, 2002.

         A press release announcing the Annual Meeting is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit 99.1 Press Release dated August 22, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INDIAN VILLAGE BANCORP, INC.




Date: August 22, 2002                 By:  /s/ Marty R. Lindon
                                           --------------------
                                           Marty R. Lindon
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX
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EXHIBIT                    DESCRIPTION
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Exhibit 99.1               Press Release